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EXHIBIT 23.1
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation of our report dated
September 27, 1999 relating to the consolidatd financial statements of Valley Resources, Inc. and subsidiaries in the current Report on Form 8-K of Southern Union Company.


                         /s/ GRANT THORNTON, LLP
                             -------------------
                             Grant Thornton, LLP

Boston, Massachusetts
June 5, 2000